Newpark Resources Presentation

August 2012

Forward-Looking Statements



This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, the availability of raw materials, including barite ore, the availability of skilled personnel, the impact of restrictions on offshore drilling activity in the Gulf of Mexico, our customer concentration, the cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, our international operations, political and social unrest in North Africa and the Middle East, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, the impact of severe weather, particularly in the U.S. Gulf Coast and our ability to realize the anticipated benefits from capital investments and business acquisitions. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

Company Overview

▶ **Specialized provider of:**
- Fluids Systems and Engineering
- Mats and Integrated Services
- Environmental Services

▶ **Customers:**
- Oil and Gas Industry

▶ **Key geographic markets:**
- North America
- EMEA
- Latin America
- Asia Pacific

First Half 2012 Revenue
$508 million


12%
5%
83%
Fluids Systems and Engineering
Mats and Integrated Services
Environmental Services

First Half 2012 Segment Operating Income
$62 million


12%
44%
44%

Drilling Fluids – Market Share

- **Demonstrated our ability to grow worldwide market share over the past decade**
- **Growth has been driven by independents, major international oil companies and national oil companies**
- **For 2011, projected to be the third largest drilling fluids provider in North America (based on Spears estimates and Company data)**

2011 Worldwide Fluids Market

$10 billion market size



Newpark Resources 8.1%
Baker Hughes 11.1%
Halliburton Corp. 23.7%
Schlumberger 35.7%
Others 21.5%

Worldwide Fluids Market Share 1999 - 2011



9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
3.5%
4.3%
5.8%
5.6%
5.9%
6.0%
7.2%
7.1%
6.6%
7.6%
5.4%
7.0%
8.1%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source: Spears & Associates - Oilfield Market Report, October 2011

Technology

- **Focused on providing customized solutions for E&P operators to improve their drilling economics**
  - Offshore - Deepwater and Shelf
    - Deepdrill® water-based system used extensively in Brazil's deepwater market
    - In early 2011, completed our deepest offshore well for a major IOC in over 7000 feet of water
  - Land – Conventional and Unconventional Formations
    - In 2010, introduced the Evolution® high-performance water-based system
- **Proprietary and Patented Technology**
  - High Performance Water-Based Systems
  - High Performance Synthetic-Based Systems
  - Traditional and Hybrid Oil-Based Systems
- **Currently constructing our new worldwide technology center; scheduled to open mid-2013**





Evolution®



- **Award-winning Evolution system continues to demonstrate superior performance vs. oil based mud**
  - **Higher lubricity**
    - Improves rate of penetration
    - Increases length of lateral sections
    - Minimizes days on well
  - **Environmentally friendly**
    - Reduces disposal cost for cuttings
    - Reduces associated environmental spread cost
  - **Reduced circulating temperatures**
    - Increases drilling tool life
    - Safer work environment


SPECIAL
MERITORIOUS
AWARD
FOR
ENGINEERING
INNOVATION


9TH ANNUAL WORLD OIL® AWARDS
Winner
2010
Best Drilling, Completions & Production Fluids Award

- **Over 1,000 wells drilled using the Evolution system**

Evolution

- After 2010 introduction in the Haynesville shale, we have since expanded into most North American basins.



Total Revenue from Evolution wells
($ millions)
30
25
20
15
10
5
0
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12



First Half 2012 Revenue by Region
28%
32%
17%
12%
5%
5%
East Texas
Mid-Continent
Permian
Rockies
South Texas
Other

Customer Support



- **Focused on backing our leading technology with superior customer support**
  - Over 600 fluids technicians customize and deliver our technology worldwide
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge

- **Newpark recognized by EnergyPoint Research, an independent customer service survey company.**


ENERGYPOINT RESEARCH INC
Rated 1st in
Availability & Delivery
OILFIELD PRODUCTS
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
HSE
OILFIELD SERVICES
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Products
OILFIELD PRODUCTS
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Services
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling-related Services
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
Shale-oriented Applications
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
Onshore Applications
OILFIELD SERVICES
Customer Satisfaction
2011

Customer Revenue Mix



- **Growth with IOC's and NOC's**
- **Results of strategic shift started in 2006**
- **Focus on IOC's and NOC's**
- **Why?**
  - Less competition versus independents
  - Longer investment horizons (stability)
  - Longer-term contracts

2006 Fluids Systems & Engineering Revenue - $481 million


6%
9%
85%
NOC
IOC
Other

2011 Fluids Systems & Engineering Revenue - $799 million


18%
14%
68%
NOC
IOC
Other

International Revenue Growth/Mix

- **Focused on driving balance between North American and International revenues**

- **International expansion provides greater stability**
  - Longer investment horizons
  - Lower concentrations in individual markets, reducing exposure to individual market dynamics

2006 Fluids Systems & Engineering Revenue - $481 million


13%
6%
81%
U.S.
Canada
EMEA

2011 Fluids Systems & Engineering Revenue - $799 million


10%
3%
14%
6%
67%
U.S.
Canada
EMEA
Brazil
Asia Pacific

Fluids Systems and Engineering - North America

- Serves most all North American basins, with majority of revenue coming from oil or liquids-related drilling
- Approximately 14% share of total U.S. markets served in first half 2012, including 18% share in shale markets[1]
- Taking actions to manage operating costs as activity migrates from dry gas towards liquid-rich plays



North American Revenues
Revenues ($ millions)
700
600
500
400
300
200
100
0
$568
$268
$425
$585
$321
$264
$311
Full Year
First Half
2008
2009
2010
2011
2012



Market Share % by Basin (First Half 2012)¹
Market Share % (rigs)
30%
25%
20%
15%
10%
5%
0%
15%
23%
21%
11%
24%
10%
27%
13%
19%
14%
Bakken
Barnett
Eagleford
Fayetteville
Haynesville
Marcellus
Niobrara
Permian
Woodford
Total

(1) *Source: Company estimates*

Fluids Systems and Engineering - EMEA



- **Core Markets**
  - Italy, Algeria, Tunisia, Romania
- **Near-Term Growth Markets**
  - Hungary, Kurdistan (Iraq), Spain, Poland, Turkey
- **Region revenue growth continues despite loss of Libya revenue in 2011**



Core Operating Countries
Near-term Growth Markets



EMEA Revenues
Revenues ($ millions)
150
100
50
0
$123
$116
$111
$113
$60
$53
$55
Full Year
First Half
2008
2009
2010
2011
2012

Fluids Systems and Engineering - Latin America

- **2nd largest drilling fluids capacity in Brazil**
- **Taking steps to improve profitability and stability**
  - Expand work with IOCs
  - Focus on proprietary products such as DeepDrill
- **Looking to expand beyond Brazil**



Latin America Revenues
Revenues ($ millions)
100
75
50
25
0
$15
$25
$61
$76
$39
$37
$37
Full Year
First Half
2008
2009
2010
2011
2012



ALVORADA PETRÓLEO
Anadarko
Petroleum Corporation
MAERSK
BR
PETROBRAS
ExxonMobil
Statoil
STARFISH
OIL & GAS

Fluids Systems and Engineering - Asia Pacific





- **Acquisition of Rheochem drilling fluids business in April 2011**
  - Australia
  - New Zealand
  - India
- **Offshore contract ramping up in second half 2012**


Asia Pacific Revenues
Revenues ($ millions)
30
20
10
0
$25
$18
$7
$18
Full Year
First Half
2011*
2012

*No first quarter revenues in 2011, as business acquired in April 2011

Santos
We have the energy.

origin energy

contact

Mats and Integrated Services

- **New environmental applications drove growth in recent years**
  - Use of composite mats to minimize adverse impacts of land drilling
- **Revenues include sale of DuraBase™ composite mats and rentals**
  - Mat sales nearly doubled from 2010 to 2011, primarily into international markets
  - Rental revenues balanced among our three U.S. regions: Northeast, Gulf Coast and Rockies
- **Developing spill containment system for use in the well drilling and completion process**


Mats and Integrated Services Revenues
Revenues ($ millions)
120
100
80
60
40
20
0
$90
$37
$69
$110
$59
$51
$61
2008
2009
2010
2011
2012
Full Year
First Half



Environmental Services



- **Processes and disposes of E&P waste**
  - Non-hazardous oilfield waste
- **Leading market position in U.S. Gulf Coast**
  - Uses low pressure injection technology
  - Waste disposed into unique geological structures underground
- **Impacted by Gulf of Mexico Permitting Delays**
  - Gulf recovery dependent on pace of permitting



Environmental Services Revenues
Revenues ($ millions)
70
60
50
40
30
20
10
0
$62
$43
$49
$49
$28
$21
$27
2008
2009
2010
2011
2012
Full Year
First Half



Second Quarter 2012

- **Revenues of $246 million in Q2 2012**
  - **Up 6% from prior year Q2**
  - **Down 6% prior quarter – primarily due to Canada seasonality**
- **EPS of 15¢ in Q2 compared to 16¢ in Q1 and 19¢ a year ago**
- **Actions continue to address cost inefficiencies associated with rapid transition from dry gas to liquid-rich regions in the U.S.**



Revenue (left)
Operating Income (right)
Revenue ($ millions)
Operating Income ($ millions)
275
250
225
200
175
150
125
100
75
50
25
0
55
50
45
40
35
30
25
20
15
10
5
0
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

Capital Structure

- **Solid balance sheet**
  - Debt/Capitalization ratio of 32.3%
  - Cash balance of $29 million at June 30, 2012
- **Increase in debt driven by delays in customer invoicing following ERP system conversion in U.S. fluids business; expected to decline in second half 2012**
- **$50 million share re-purchase program initiated in the first quarter of 2012**
  - $30 million repurchased through July 2012, reducing outstanding shares by 4.5 million

Capital Structure - June 30, 2012

$ in millions

Convertible Senior Notes	$ 172.5
Other	67.1
Total Debt	239.6
Equity	502.5
Total Capitalization	$ 742.1
Debt / Capitalization	32.3%



Total Debt (left)
Debt to Capital (right)
Total Debt ($ in millions)
Debt to Capitalization
$300
$250
$200
$150
$100
$50
$0
40%
35%
30%
25%
20%
15%
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12

Outlook

- **Oil & gas liquids driving U.S. drilling activity**
  - We are participating in the move toward liquids
- **Evolution Technology**
  - Continue deploying across North America and into international markets
- **Continue international growth - build on recent success in Brazil and Rheochem acquisition**
- **Work to maximize rental utilization of mats across all U.S. regions**
- **Return of drilling in the Gulf of Mexico should benefit our fluids and environmental services businesses**



U.S. Drilling Rigs by Type*
Horizontal
Vertical
Directional
70%
60%
50%
40%
30%
20%
10%
0%
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12



Oil vs Gas Rig Mix*
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oil
Gas
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12

*Source: Baker Hughes

Appendix

Financials



Newpark Resources, Inc.
Consolidated Statements of Operations

(Unaudited)	Three Months Ended			Six Months Ended	
(In thousands, except per share data)	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Revenues	$ 245,756	$ 262,336	$ 230,822	$ 508,092	$ 433,473
Cost of revenues	201,534	214,902	178,911	416,436	337,913
Selling, general and administrative expenses	19,944	21,313	21,150	41,257	36,968
Other operating income, net	(477)	(14)	(835)	(491)	(952)
Operating income	24,755	26,135	31,596	50,890	59,544
Foreign currency exchange loss (gain)	461	(230)	(468)	231	(145)
Interest expense, net	2,553	2,368	2,100	4,921	4,357
Income from operations before income taxes	21,741	23,997	29,964	45,738	55,332
Provision for income taxes	7,278	8,363	10,684	15,641	20,198
Net income	$ 14,463	$ 15,634	$ 19,280	$ 30,097	$ 35,134
Income per common share - basic:	$ 0.16	$ 0.17	$ 0.21	$ 0.34	$ 0.39
Income per common share - diluted:	$ 0.15	$ 0.16	$ 0.19	$ 0.31	$ 0.35
Calculation of Diluted EPS:					
Net income	$ 14,463	$ 15,634	$ 19,280	$ 30,097	$ 35,134
Assumed conversion of Senior Notes	1,283	1,257	1,241	2,539	2,438
Adjusted net income	$ 15,746	$ 16,891	$ 20,521	$ 32,636	$ 37,572
Weighted average number of common shares outstanding-basic	88,600	90,473	89,791	89,536	89,707
Add: Dilutive effect of stock options and restricted stock awards	457	1,198	1,061	561	739
Dilutive effect of Senior Notes	15,682	15,682	15,682	15,682	15,682
Diluted weighted average number of common shares outstanding	104,739	107,353	106,534	105,779	106,128
Income per common share - diluted	$ 0.15	$ 0.16	$ 0.19	$ 0.31	$ 0.35

Financials



Newpark Resources, Inc.
Consolidated Balance Sheets

(Unaudited)

(In thousands, except share data)		June 30, 2012		December 31, 2011
ASSETS				
Cash and cash equivalents	$	28,832	$	25,247
Receivables, net		333,976		328,590
Inventories		174,820		175,929
Deferred tax asset		13,211		13,224
Prepaid expenses and other current assets		12,427		10,828
Total current assets		563,266		553,818
Property, plant and equipment, net		247,856		231,055
Goodwill		75,166		71,970
Other intangible assets, net		19,077		20,850
Other assets		10,217		9,144
Total assets	$	915,582	$	886,837
LIABILITIES AND STOCKHOLDERS' EQUITY				
Short-term debt	$	792	$	2,232
Accounts payable		84,161		97,168
Accrued liabilities		28,327		47,443
Total current liabilities		113,280		146,843
Long-term debt, less current portion		238,843		189,876
Deferred tax liability		47,034		46,844
Other noncurrent liabilities		13,906		5,428
Total liabilities		413,063		388,991
Common stock, $0.01 par value, 200,000,000 shares authorized and 95,496,604 and 94,497,526 shares issued, respectively		955		945
Paid-in capital		480,414		477,204
Accumulated other comprehensive income		(3,133)		789
Retained earnings		65,080		34,983
Treasury stock, at cost; 6,407,673 and 2,803,987 shares, respectively		(40,797)		(16,075)
Total stockholders' equity		502,519		497,846
Total liabilities and stockholders' equity	$	915,582	$	886,837

Financials



Newpark Resources, Inc.
Operating Segment Results

(Unaudited)	Three Months Ended		
(In thousands)	June 30, 2012	March 31, 2012	June 30, 2011
Revenues			
Fluids systems and engineering	$ 202,388	$ 218,496	$ 191,205
Mats and integrated services	30,071	30,533	27,793
Environmental services	13,297	13,307	11,824
Total revenues	$ 245,756	$ 262,336	$ 230,822
Operating income (loss)			
Fluids systems and engineering	$ 13,480	$ 13,995	$ 20,792
Mats and integrated services	13,075	14,339	14,730
Environmental services	3,514	3,575	2,980
Corporate office	(5,314)	(5,774)	(6,906)
Total operating income	$ 24,755	$ 26,135	$ 31,596
Segment operating margin			
Fluids systems and engineering	6.7%	6.4%	10.9%
Mats and integrated services	43.5%	47.0%	53.0%
Environmental services	26.4%	26.9%	25.2%

Financials



Newpark Resources, Inc.
Consolidated Statements of Cash Flows

(Unaudited)	Six Months Ended June 30,	
(In thousands)	2012	2011
Cash flows from operating activities:		
Net income	$ 30,097	$ 35,134
Adjustments to reconcile net income to net cash provided by operations:		
Depreciation and amortization	15,808	13,575
Stock-based compensation expense	3,003	2,065
Provision for deferred income taxes	178	9,997
Net provision for doubtful accounts	1,073	699
Loss (gain) on sale of assets	104	(117)
Change in assets and liabilities:		
Increase in receivables	(10,793)	(32,334)
Increase in inventories	(870)	(1,981)
Increase in other assets	(2,826)	(5,729)
(Decrease) increase in accounts payable	(8,705)	5,091
Decrease in accrued liabilities and other	(11,247)	(5,273)
Net cash provided by operating activities	15,822	21,127
Cash flows from investing activities:		
Capital expenditures	(26,315)	(16,842)
Business acquisition, net of cash acquired	-	(25,601)
Proceeds from sale of property, plant and equipment	371	280
Net cash used in investing activities	(25,944)	(42,163)
Cash flows from financing activities:		
Borrowings on lines of credit	173,846	2,256
Payments on lines of credit	(126,233)	(2,629)
Proceeds from employee stock plans	468	1,543
Purchase of treasury stock	(24,825)	(598)
Post-closing payment for business acquisition	(11,892)	-
Other financing activities	(53)	(22)
Net cash provided by financing activities	11,311	550
Effect of exchange rate changes on cash	2,396	1,780
Net increase (decrease) in cash and cash equivalents	3,585	(18,706)
Cash and cash equivalents at beginning of year	25,247	83,010
Cash and cash equivalents at end of period	$ 28,832	$ 64,304

Experienced Leadership

▶ **Paul Howes**	President & CEO
▶ **Gregg Piontek**	VP & CFO
▶ **Mark Airola**	SVP, GC & Admin Officer
▶ **Lee Ann Kendrick**	VP, Human Resources
▶ **Bruce Smith**	President *Fluids Systems and Engineering*
▶ **Jeff Juergens**	President *Mats & Integrated Services & Environmental Services*

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

Management Biographies



Lee Ann Kendrick, Vice President, Human Resources: Lee Ann joined Newpark in January 2012 as Vice President of Human Resources. Prior to joining Newpark, Ms. Kendrick was responsible for human resources for The Americas with Lloyd's Register, a risk management and safety assurance organization in energy, utilities, general engineering and manufacturing industries. Prior to that, Ms. Kendrick spent seven years at CGGVeritas, a leading oil and gas services company that provides seismic solutions to exploration and production companies. At CGGVeritas, Ms. Kendrick held numerous roles including Director of HR Services, Latin America HR Manager and Corporate Benefits Manager. From 1992 to 2001, Ms. Kendrick worked in the financial services industry where she started her career with MetLife Financial Services, a leading provider of financial services and insurance to individual and institutional clients.

Bruce C. Smith, Executive VP and President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.